                                                                  EXHIBIT (e)(5)

S E R V I C E  R E Q U E S T

          P L A T I N U M
-------------------------
         Investor/SM/ III
-------------------------
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Platinum Investor III--Fixed Option
   . Division 301 - AGL Declared Fixed Interest Account

Platinum Investor III--Variable Divisions

AIM Variable Insurance Funds
----------------------------
   . Division 260 - AIM V.I. International Growth
   . Division 261 - AIM V.I. Premier Equity

The Alger American Fund
-----------------------
   . Division 314 - Alger American Leveraged AllCap
   . Division 313 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 262 - VP Value

Credit Suisse Trust
-------------------
   . Division 300 - Small Cap Growth

Dreyfus Investment Portfolios
-----------------------------
   . Division 273 - MidCap Stock

Dreyfus Variable Investment Fund
--------------------------------
   . Division 271 - Quality Bond
   . Division 272 - Developing Leaders

Fidelity Variable Insurance Products Fund
-----------------------------------------
   . Division 277 - VIP Asset Manager
   . Division 276 - VIP Contrafund
   . Division 274 - VIP Equity-Income
   . Division 275 - VIP Growth
   . Division 308 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 309 - Franklin Small Cap Value Securities
   . Division 302 - Franklin U.S. Government
   . Division 303 - Mutual Shares Securities
   . Division 304 - Templeton Foreign Securities

Goldman Sachs Variable Insurance Trust
--------------------------------------
   . Division 421 - Goldman Sachs Capital Growth

Janus Aspen Series
------------------
   . Division 278 - International Growth
   . Division 280 - Mid Cap Growth
   . Division 279 - Worldwide Growth

J.P. Morgan Series Trust II
---------------------------
   . Division 312 - JPMorgan Mid Cap Value
   . Division 281 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
   . Division 284 - MFS Capital Opportunities
   . Division 282 - MFS Emerging Growth
   . Division 285 - MFS New Discovery
   . Division 283 - MFS Research

Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 286 - Mid-Cap Growth

Oppenheimer Variable Account Funds
----------------------------------
   . Division 311 - Oppenheimer Global Securities
   . Division 310 - Oppenheimer Multiple Strategies

PIMCO Variable Insurance Trust
------------------------------
   . Division 288 - PIMCO Real Return
   . Division 287 - PIMCO Short-Term
   . Division 289 - PIMCO Total Return

Putnam Variable Trust
---------------------
   . Division 290 - Putnam VT Diversified Income
   . Division 291 - Putnam VT Growth and Income
   . Division 292 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
----------------------------
   . Division 293 - Equity
   . Division 294 - Growth Opportunities

SunAmerica Series Trust
-----------------------
   . Division 307 - Aggressive Growth
   . Division 306 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
---------------------------------------
   . Division 295 - Equity Growth
   . Division 296 - High Yield

VALIC Company I
---------------
   . Division 263 - International Equities
   . Division 264 - Mid Cap Index
   . Division 265 - Money Market I
   . Division 266 - Nasdaq-100 Index
   . Division 269 - Science & Technology
   . Division 268 - Small Cap Index
   . Division 267 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 297 - High Yield Bond
   . Division 298 - REIT Index

Van Kampen Life Investment Trust
--------------------------------
   . Division 305 - Growth & Income

AGLC0223                                                                 REV1203

[Letterhead of AIG American General]                    Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
                                              Variable Universal Life Operations
American General Life Insurance Company    PO Box 4880 . Houston, TX. 77210-4880
("AGL")                                          (888)325-9315 or (713)831-3443.
A member company of American International   Hearing Impaired(TDD)(888)436-5258.
Group, Inc.                                                   Fax: (877)445-3098

================================================================================
[ ]  POLICY IDENTIFICATION

                    COMPLETE THIS SECTION FOR ALL REQUESTS.

1. POLICY #: _______________________  Insured: _________________________________
Address: _______________________________________________ New Address (yes) (no)
Primary Owner (If other than an insured): _________________________
Address: ________________________________________________New Address (yes) (no)
Primary Owner's S.S. No. or Tax I.D. No._________Phone Number: (   ) ___ -______
Joint Owner (If applicable):_________________________________
Address: _______________________________________________ New Address (yes) (no)

[ ]  NAME CHANGE

  Complete this section if the name of one of the Contingent Insureds, Owner,
    Payor or Beneficiary has changed. (Please note, this does not change the Contingent Insureds, Owner, Payor or Beneficiary designation.)

2.
Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary
Change Name From: (First, Middle, Last)   Change Name To: (First, Middle, Last)

_______________________________________   ______________________________________

Reason for Change: (Circle One)  Marriage    Divorce   Correction  Other (Attach
                                                                   copy of legal
                                                                   proof)

[ ]  CHANGE IN ALLOCATION PERCENTAGES

   Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

Goldman Sachs Variable Insurance Trust is not available for premium allocations.

 SAFECO Resource Series Trust is available only for owners who had allocations before 5/1/03 (even if the owner had no SAFECO balance as of 5-1-03).

3. INVESTMENT DIVISION                                     PREM %     DED %
AIM Variable Insurance Funds
----------------------------
(260) AIM V.I. International Growth                      ______    ______
(261) AIM V.I. Premier Equity                            ______    ______
The Alger American Fund
-----------------------
(314) Alger American Leveraged AllCap                    ______    ______
(313) Alger American MidCap Growth                       ______    ______
American Century Variable Portfolios, Inc.
------------------------------------------
(262) VP Value                                           ______    ______
Credit Suisse Trust
-------------------
(300) Small Cap Growth                                   ______    ______
Dreyfus Investment Portfolios
-----------------------------
(273) MidCap Stock                                       ______    ______
Dreyfus Variable Investment Fund
--------------------------------
(271) Quality Bond                                       ______    ______
(272) Developing Leaders                                 ______    ______
Fidelity Variable Insurance Products Fund
-----------------------------------------
(277) VIP Asset Manager                                  ______    ______
(276) VIP Contrafund                                     ______    ______
(274) VIP Equity-Income                                  ______    ______
(275) VIP Growth                                         ______    ______
(308) VIP Mid Cap                                        ______    ______
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
(309) Franklin Small Cap Value Securities                ______    ______
(302) Franklin U.S. Government                           ______    ______
(303) Mutual Shares Securities                           ______    ______
(304) Templeton Foreign Securities                       ______    ______
Goldman Sachs Variable Insurance Trust
--------------------------------------
(421) Goldman Sachs Capital Growth                           NA    ______
Janus Aspen Series
------------------
(278) International Growth                               ______    ______
(280) Mid Cap Growth                                     ______    ______
(279) Worldwide Growth                                   ______    ______
J.P. Morgan Series Trust II
---------------------------
(312) JPMorgan Mid Cap Value                             ______    ______
(281) JPMorgan Small Company                             ______    ______
MFS Variable Insurance Trust
----------------------------
(284) MFS Capital Opportunities                          ______    ______
(282) MFS Emerging Growth                                ______    ______
(285) MFS New Discovery                                  ______    ______
(283) MFS Research                                       ______    ______
Neuberger Berman Advisers Management Trust
------------------------------------------
(286) Mid-Cap Growth                                     ______    ______
Oppenheimer Variable Account Funds
----------------------------------
(311) Oppenheimer Global Securities                      ______    ______
(310) Oppenheimer Multiple Strategies                    ______    ______
PIMCO Variable Insurance Trust
------------------------------
(288) PIMCO Real Return                                  ______    ______
(287) PIMCO Short-Term                                   ______    ______
(289) PIMCO Total Return                                 ______    ______
Putnam Variable Trust
---------------------
(290) Putnam VT Diversified Income                       ______    ______
(291) Putnam VT Growth and Income                        ______    ______
(292) Putnam VT Int'l Growth and Income                  ______    ______
SAFECO Resource Series Trust
----------------------------
(293) Equity                                             ______    ______
(294) Growth Opportunities                               ______    ______
SunAmerica Series Trust
-----------------------
(307) Aggressive Growth                                  ______    ______
(306) SunAmerica Balanced                                ______    ______
The Universal Institutional Funds, Inc.
---------------------------------------
(295) Equity Growth                                      ______    ______
(296) High Yield                                         ______    ______
VALIC Company I
---------------
(263) International Equities                             ______    ______
(264) Mid Cap Index                                      ______    ______
(265) Money Market I                                     ______    ______
(266) Nasdaq-100 Index                                   ______    ______
(269) Science & Technology                               ______    ______
(268) Small Cap Index                                    ______    ______
(267) Stock Index                                        ______    ______
Vanguard Variable Insurance Fund
--------------------------------
(297) High Yield Bond                                    ______    ______
(298) REIT Index                                         ______    ______
Van Kampen Life Investment Trust
--------------------------------
(305) Growth & Income                                    ______    ______
Other:_______________________________                    ______    ______
-----
(301) AGL Declared Fixed Interest Account                ______    ______
                                                            100%      100%
================================================================================
AGLC0223                           PAGE 2 OF 5                           REV1203

================================================================================
[ ]  MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

   Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis.
    Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4.
Indicate frequency and premium amount desired: $ ________ Annual
                                               $ ________ Semi-Annual
                                               $ ________ Quarterly
                                               $ ________ Monthly (Bank Draft
                                                          Only)

Indicate billing method desired: ___Direct Bill ____Pre-Authorized Bank Draft (attach a Bank Draft Authorization Form and "Void" Check)

Start Date: ____/ ______/ ______

[ ]  LOST POLICY CERTIFICATE

 Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.

5.
I/we hereby certify that the policy of insurance for the listed policy has been ____LOST ____DESTROYED ____OTHER.

Unless I/we have directed cancellation of the policy, I/we request that a:

     ______Certificate of Insurance at no charge

     ______Full duplicate policy at a charge of $25

be issued to me/us.If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

[ ]  DOLLAR COST AVERAGING

     ($5,000 minimum initial accumulation value) An amount may be deducted periodically from the Money Market I Division and placed in one or more of the Divisions listed. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging Option.

Note: Automatic Rebalancing is not available if the Dollar Cost Averaging Option is chosen.

 SAFECO Resource Series Trust is available only for owners who had allocations before 5/1/03 (even if the owner had no SAFECO balance as of 5-1-03).

6. Designate the day of the month for transfers: (choose a day from 1-28) Frequency of transfers (check one): ___Monthly _____Quarterly _____Semi-Annually
                                    _____Annually
I want: $_____($100 minimum) taken from the Money Market I Division and transferred to the following Divisions:

AIM Variable Insurance Funds
----------------------------
(260) AIM V.I. International Growth                    $________
(261) AIM V.I. Premier Equity                          $________
The Alger American Fund
-----------------------
(314) Alger American Leveraged AllCap                  $________
(313) Alger American MidCap Growth                     $________
American Century Variable Portfolios, Inc.
------------------------------------------
(262) VP Value                                         $________
Credit Suisse Trust
-------------------
(300) Small Cap Growth                                 $________
Dreyfus Investment Portfolios
-----------------------------
(273) MidCap Stock                                     $________
Dreyfus Variable Investment Fund
--------------------------------
(271) Quality Bond                                     $________
(272) Developing Leaders                               $________
Fidelity Variable Insurance Products Fund
-----------------------------------------
(277) VIP Asset Manager                                $________
(276) VIP Contrafund                                   $________
(274) VIP Equity-Income                                $________
(275) VIP Growth                                       $________
(308) VIP Mid Cap                                      $________
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
(309) Franklin Small Cap Value Securities              $________
(302) Franklin U.S. Government                         $________
(303) Mutual Shares Securities                         $________
(304) Templeton Foreign Securities                     $________
Janus Aspen Series
------------------
(278) International Growth                             $________
(280) Mid Cap Growth                                   $________
(279) Worldwide Growth                                 $________
J.P. Morgan Series Trust II
---------------------------
(312) JPMorgan Mid Cap Value                           $________
(281) JPMorgan Small Company                           $________
MFS Variable Insurance Trust
----------------------------
(284) MFS Capital Opportunities                        $________
(282) MFS Emerging Growth                              $________
(285) MFS New Discovery                                $________
(283) MFS Research                                     $________
Neuberger Berman Advisers Management Trust
------------------------------------------
(286) Mid-Cap Growth                                   $________
Oppenheimer Variable Account Funds
----------------------------------
(311) Oppenheimer Global Securities                    $________
(310) Oppenheimer Multiple Strategies                  $________
PIMCO Variable Insurance Trust
------------------------------
(288) PIMCO Real Return                                $________
(287) PIMCO Short-Term                                 $________
(289) PIMCO Total Return                               $________
Putnam Variable Trust
---------------------
(290) Putnam VT Diversified Income                     $________
(291) Putnam VT Growth and Income                      $________
(292) Putnam VT Int'l Growth and Income                $________
SAFECO Resource Series Trust
----------------------------
(293) Equity                                           $________
(294) Growth Opportunities                             $________
SunAmerica Series Trust
-----------------------
(307) Aggressive Growth                                $________
(306) SunAmerica Balanced                              $________
The Universal Institutional Funds, Inc.
---------------------------------------
(295) Equity Growth                                    $________
(296) High Yield                                       $________
VALIC Company I
---------------
(263) International Equities                           $________
(264) Mid Cap Index                                    $________
(266) Nasdaq-100 Index                                 $________
(269) Science & Technology                             $________
(268) Small Cap Index                                  $________
(267) Stock Index                                      $________
Vanguard Variable Insurance Fund
--------------------------------
(297) High Yield Bond                                  $________
(298) REIT Index                                       $________
Van Kampen Life Investment Trust
--------------------------------
(305) Growth & Income                                  $________
Other:___________________________                      $________
-----

_____INTIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
================================================================================
AGLCO223                           PAGE 3 OF 5                           REV1203

================================================================================
[ ]  AUTOMATIC REBALANCING

   ($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.
Note: Dollar Cost Averaging is not available if the Automatic Rebalancing Option is chosen.

  Goldman Sachs Variable Insurance Trust and SAFECO Resource Series Trust new
                    Automatic Rebalancing may be restricted.

7. Indicate frequency: ____Quarterly ______Semi-Annually ______Annually

            (Division Name or Number)               (Division Name or Number)
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________
______% :_____________________________ _______% :_______________________________

___________Initial Here To Revoke Automatic Rebalancing Election.

[ ]  TELEPHONE PRIVILEGE AUTHORIZATION

  Complete this section if you are applying for or revoking current telephone privileges.

8. I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions.

Initial the designation you prefer:

______ Policy Owner(s) only - If Joint Owners, either one acting independently.

______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

[ ]  CORRECT AGE

  Use this section to correct the age of any person covered under this policy.
        Proof of the correct date of birth must accompany this request.

9.
Name of Insured for whom this correction is submitted: _________________________


Correct DOB: ________/ ________/ ________

[ ]  TRANSFER OF ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

  Goldman Sachs Variable Insurance Trust and SAFECO Resource Series Trust new
                          transfers may be restricted.

10.
                                      (Division Name          (Division Name
                                        or Number)               or Number)
Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

Transfer $ ______ or ______% from  ___________________to ______________________.

AGLC0223                          PAGE 4 OF 5                            REV1203

================================================================================
[ ]  REQUEST FOR PARTIAL SURRENDER/POLICY LOAN

 Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service
                      Request in addition to this section.

11. ________I request a partial surrender of $ __________or ______% of the net cash surrender value.

________I request a loan in the amount of $ ____________.

________I request the maximum loan amount available from my policy.

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

[ ]  NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

12. The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.


Check one: ______ I do want income tax withheld from this distribution.

           ______ I do not want income tax withheld from this distribution.

If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[ ]  AFFIRMATION/SIGNATURE

                    Complete this section for ALL requests.
--------------------------------------------------------------------------------
13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
--------------------------------------------------------------------------------

Dated at___________________ this _______ day of____________________, ___________
        CITY, STATE


X                                         X
--------------------------------------    --------------------------------------
 SIGNATURE OF OWNER                        SIGNATURE OF WITNESS


X                                         X
--------------------------------------    --------------------------------------
 SIGNATURE OF JOINT OWNER                  SIGNATURE OF WITNESS


X                                         X
--------------------------------------    --------------------------------------
 SIGNATURE OF ASSIGNEE

AGLC0223                          PAGE 5 OF 5                            REV1203